Exhibit 10.2

Execution Version

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED

CREDIT AGREEMENT

This First Amendment to Second Amended and Restated Credit Agreement (this “First Amendment”) dated as of June 24, 2022 (the “First Amendment Effective Date”), is among Sitio Royalties Operating Partnership, LP, a Delaware limited partnership (“Borrower”), each of the Guarantors, each of the Lenders party hereto, the Issuing Bank and Bank of America, N.A. (in its individual capacity, “Bank of America”), as Administrative Agent (in such capacity, the “Administrative Agent”) for the Lenders.

R E C I T A L S

A. The Borrower, the Administrative Agent, the Lenders, the Issuing Bank and the other parties thereto are parties to that certain Second Amended and Restated Credit Agreement dated as of June 7, 2022 (as amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), pursuant to which the Lenders and the Issuing Bank have agreed to make extensions of credit to the Borrower for the purposes and subject to the terms and conditions set forth therein.

B. Contemporaneously with the First Amendment Effective Date, the Loan Parties are acquiring substantially all of the Oil and Gas Properties of Foundation Minerals, LLC, a Delaware limited liability company (such acquired properties the “Acquisition Properties”), pursuant to that certain Purchase and Sale Agreement dated as of June 24, 2022, among KMF Land, as purchaser, and Foundation Minerals, LLC, a Delaware limited liability company, as the seller (such agreement, as amended, restated, amended and restated, supplemented or otherwise modified, the “Acquisition Agreement”, and such acquisition, the “Acquisition”).

C. In connection with the Acquisition, the Borrower has requested that the Lenders amend the Credit Agreement to permit the Borrower to incur term loans in an aggregate principal amount of $250,000,000 on the First Amendment Effective Date pursuant to an unsecured, single-draw, 364-day bridge term loan facility to be entered into by the Borrower on the First Amendment Effective Date with Bank of America, as administrative agent, and the lenders party thereto and which will be guaranteed by the Guarantors (such agreement, as amended, restated, amended and restated, supplemented or otherwise modified from time to time, in each case, to the extent permitted by the Credit Agreement as amended hereby, the “Bridge Term Loan Agreement”), the entire amount of the proceeds of which will be used by the Loan Parties to fund a portion of the purchase price for the Acquisition and related fees and expenses.

D. The Borrower, the Administrative Agent, the Issuing Bank and the Lenders party hereto have agreed to amend the Credit Agreement to, among other things, permit the Borrower to enter into the Bridge Term Loan Agreement and the transactions contemplated thereby, subject to the terms and conditions hereof.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms. Each capitalized term used herein and not otherwise defined herein has the meaning assigned to such term in the Credit Agreement, as amended by this First Amendment. Unless otherwise indicated, all section references in this First Amendment refer to sections of the Credit Agreement.

Section 2. Amendments to Credit Agreement. In reliance on the representations, warranties, covenants and agreements contained in this First Amendment, and subject to the satisfaction (or waiver) of the conditions precedent set forth in Section 2 hereof, the Credit Agreement is hereby amended effective as of the First Amendment Effective Date as set forth in this Section 2.

2.1 Additional Definitions. Section 1.02 of the Credit Agreement is hereby amended to add thereto in alphabetical order the following definitions which shall read in full as follows:

“Acquisition” has the meaning given to such term in the First Amendment.

“Acquisition Agreement” has the meaning given to such term in the First Amendment.

“Bridge Guarantee Agreement” means that certain Guarantee Agreement dated as of the First Amendment Effective Date, by and among the Borrower, the Subsidiaries party thereto as guarantors and Bank of America, as administrative agent, as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time in accordance with this Agreement.

“Bridge Loan Debt” means the Debt owing to the Credit Parties (as defined in the Bridge Term Loan Agreement) from time to time under the Bridge Loan Documents.

“Bridge Loan Documents” means the “Loan Documents” as defined in the Bridge Term Loan Agreement.

“Bridge Term Loan Agreement” means that certain 364-Day Bridge Term Loan Agreement dated as of the First Amendment Effective Date, by and among the Borrower, as borrower, Bank of America, as administrative agent, and the lenders party thereto, as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time in accordance with this Agreement.

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“First Amendment” means that certain First Amendment to Second Amended and Restated Credit Agreement dated as of the First Amendment Effective Date, by and among the Borrower, the Administrative Agent, the Issuing Bank and the Lenders party thereto.

“Final Maturity Date” means June 5, 2026.

“First Amendment Effective Date” means June 24, 2022.

“First Amendment Transactions” means (i) the consummation of the Acquisition and the other transactions occurring under the Acquisition Agreement on or about the First Amendment Effective Date, (ii) (a) the execution, delivery and performance by the Borrower of the Bridge Term Loan Agreement and each other Bridge Loan Document to which it is a party, the borrowing of Loans (as such term is defined in the Bridge Term Loan Agreement) and the use of the proceeds thereof and (b) the execution, delivery and performance by each guarantor of each Bridge Loan Document to which it is a party, the guaranteeing of the Obligations (as such term is defined in the Bridge Term Loan Agreement) and the other obligations under the Bridge Guarantee Agreement by such guarantor and (iii) the payment of fees, costs and expenses in connection with the foregoing.

“Springing Maturity Date” means the date that is the earlier of (a) ninety-one (91) days prior to the final maturity date of the Bridge Loan Debt pursuant to the Bridge Term Loan Agreement if any such Bridge Loan Debt remains outstanding on such date and (b) ninety-one (91) days prior to the final maturity date of any Permitted Additional Debt that refinances the Bridge Loan Debt, if any such Permitted Additional Debt remains outstanding on such date.

2.2 Amended and Restated Definitions. The following definitions set forth in Section 1.02 of the Credit Agreement are hereby amended and restated in their respective entireties to read in full as follows:

“Loan Documents” means this Agreement, the First Amendment, the Notes, the Letter of Credit Agreements, the Letters of Credit, the Security Instruments, the Fee Letters, any certificate required to be delivered under this Agreement by or on behalf of any Loan Party, and any agreement executed by a Credit Party and any Loan Party which states that it is a “Loan Document” as defined herein.

“Maturity Date” means the earlier of (a) the Final Maturity Date and (b) the Springing Maturity Date.

“Permitted Additional Debt” means (a) unsecured senior notes or unsecured senior subordinated notes incurred by the Loan Parties after the Effective Date under Section 9.02(g) and (b) the Bridge Loan Debt incurred by the Loan Parties on the First Amendment Effective Date under Section 9.02(j).

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“Permitted Additional Debt Documents” means any credit agreement, notes, indenture, agreement, instrument or other definitive document governing, evidencing or related to, or securing, guaranteeing or otherwise providing credit support for, any Permitted Additional Debt, including, without limitation, the Bridge Loan Documents, as the same may be amended, modified or supplemented to the extent permitted by Section 9.21.

2.3 Amendment to Section 1.02. The definition of Disqualified Capital Stock in Section 1.02 of the Credit Agreement is hereby amended to replace the reference to “Maturity Date” with “Final Maturity Date”.

2.4 Amendment to Section 1.02. Subsection (iv)(A) of the definition of EBITDA in Section 1.02 of the Credit Agreement is hereby amended to replace the reference to “the Transactions” with “the Transactions and the First Amendment Transactions”.

2.5 Amendment to Section 1.02. The proviso in the definition of Excluded Accounts in Section 1.02 of the Credit Agreement is hereby amended to replace the reference to “clause (e)” with “clause (d)”.

2.6 Amendment to Section 1.02. Subsection (b) of the definition of Term SOFR in Section 1.02 of the Credit Agreement is hereby amended to add “plus the SOFR Adjustment for such Interest Period” immediately before the semi-colon.

2.7 Amendment to Section 1.07. The last sentence of subsection (a) of Section 1.07 of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

On the date hereof, there are no Unrestricted Subsidiaries.

2.8 Amendment to Section 2.07(f). Section 2.07(f) of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

(f) Reduction of Borrowing Base Upon Incurrence of Permitted Additional Debt. If the Loan Parties incur any Permitted Additional Debt in accordance with Section 9.02(g) (other than (i) any Permitted Additional Debt incurred to refinance then-outstanding Permitted Additional Debt, but, solely in the case of this clause (i), only to the extent that the aggregate principal amount of new Permitted Additional Debt incurred to refinance such outstanding Permitted Additional Debt does not result in an increase in the principal amount thereof except in respect of an increase in the principal amount as a result of customary fees and expenses related to the refinancing of such outstanding Permitted Additional Debt, and (ii) an aggregate principal amount of Permitted Additional Debt incurred after the First Amendment Effective Date of up to $400,000,000 minus the amount of Permitted Additional Debt then outstanding that was incurred to refinance the Bridge Loan Debt, so long as, solely in the case of this clause (ii), (x) such Permitted Additional Debt is incurred on or before the Scheduled Redetermination of the Borrowing Base scheduled for on or about October 1, 2022 becomes effective in accordance with Section 2.07(d) and (y) to the extent any Bridge Loan Debt is then outstanding, the net proceeds of such Permitted Additional Debt are used to refinance Bridge Loan Debt), unless the Borrower and the Required Lenders shall otherwise agree, the Borrowing Base then in

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effect shall be reduced by an amount equal to the product of 0.25 multiplied by the stated principal amount of such Permitted Additional Debt (for the avoidance of doubt, without regard to any original issue discount). The Borrowing Base as so reduced shall become the new Borrowing Base immediately upon the date of such incurrence, effective and applicable to the Borrower, the Administrative Agent, the Issuing Banks and the Lenders on such date until the next redetermination or adjustment thereof hereunder.

2.9 Amendment to Section 7.13. Section 7.13(iii) of the Credit Agreement is hereby amended to replace the reference to “Restricted Subsidiary” with “Guarantor”.

2.10 Amendment to Section 9.01(b). Section 9.01(b) of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

(b) Current Ratio. The Borrower will not permit, as of the last day of any fiscal quarter, commencing with the fiscal quarter ending September 30, 2022, its ratio of (i) consolidated current assets (including the unused amount of the total Commitments then available to be borrowed, but excluding non-cash assets under FASB ASC 815) to (ii) consolidated current liabilities (excluding non-cash obligations under FASB ASC 815 and current maturities under this Agreement and under the Bridge Loan Documents) (the “Current Ratio”) to be less than 1.00 to 1.00.

2.11 Amendments to Section 9.02(a). Section 9.02(a) of the Credit Agreement is hereby amended to (a) replace each reference to “the Loan Documents” with “the Loan Documents or the Secured Swap Agreements”.

2.12 Amendments to Section 9.02(g). Section 9.02(g) of the Credit Agreement is hereby amended to (a) replace the reference to “Maturity Date” with “Final Maturity Date” in clause (iv) thereof and (b) replace the reference to “other Debt incurred pursuant to this Section 9.02(g)” with “the Bridge Loan Debt or other Debt incurred pursuant to this Section 9.02(g)”.

2.13 Amendment to Section 9.02. Section 9.02 of the Credit Agreement is hereby amended to (a) replace the reference to “; and” at the end of clause (h) thereof with “;”, (b) replace the period at the end of clause (i) thereof with “; and” and (c) add a new clause (j) to such Section to read in its entirety as follows:

(j) Bridge Loan Debt not to exceed, at any time, an aggregate principal amount of $250,000,000 less the amount of principal payments made by the Loan Parties in respect of the Bridge Loan Debt following the First Amendment Effective Date but prior to such time of determination.

2.14 Amendment to Section 9.16. Section 9.16(e)(A) of the Credit Agreement is hereby amended to replace the reference to “this Agreement or the Security Instruments” with “this Agreement, the Security Instruments or the Bridge Loan Documents”.

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2.15 Amendment to Section 9.21(b). Section 9.21(b) of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

(b) The Borrower will not, and will not permit any other Loan Party to, amend, modify, waive or otherwise change, consent or agree to any amendment, modification, waiver or other change to, any of the terms of any Permitted Additional Debt or any Permitted Additional Debt Document if: (i) the effect thereof would be to shorten its maturity or average life or increase the amount of any payment of principal thereof or increase the rate or shorten any period for payment of interest thereon other than customary elections of interest periods pursuant to the terms of any Permitted Additional Debt Document, (ii) in the case of Permitted Additional Debt other than Bridge Loan Debt, the effect thereof would be to cause the Borrower to violate the terms of Section 9.02(g), or (iii) in the case of Bridge Loan Debt, the effect thereof would (A) increase the principal amount thereof, (B) cause there to be any scheduled amortization thereof, (C) cause any Loan Party or other Person to guarantee such Bridge Loan Debt unless such Loan Party or other Person has guaranteed the Obligations pursuant to the Guarantee Agreement, (D) cause the terms of such Bridge Loan Debt to be more restrictive, taken as a whole, on the Loan Parties than the terms of this Agreement and the other Loan Documents (other than with respect to any mandatory prepayments, applicable fees, interest and other economic terms), or (E) cause any financial maintenance covenants in such Bridge Loan Documents to be more restrictive on the Loan Parties than the corresponding covenant in this Agreement or cause there to be any financial maintenance covenants in such Bridge Loan Documents that are not in this Agreement.

Section 3. Conditions Precedent. The effectiveness of this First Amendment is subject to the satisfaction of the following conditions precedent:

3.1 Counterparts. The Administrative Agent shall have received counterparts of this First Amendment, duly executed by Borrower, the Administrative Agent and Lenders constituting the Required Lenders.

3.2 Fees and Expenses. The Administrative Agent shall have received all fees and other amounts due and payable by the Borrower on or prior to the First Amendment Effective Date including, without limitation, reimbursement or payment of all documented out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement.

3.3 No Default, Borrowing Base Deficiency or Excess Cash. After giving effect to this First Amendment and any Borrowing being made on the First Amendment Effective Date, (a) no Default shall have occurred and be continuing, (b) no Borrowing Base Deficiency shall have occurred, (c) no Excess Cash shall exist and (d) each of the representations and warranties of the Borrower and the Guarantors set forth in the Credit Agreement, as amended hereby, and in the other Loan Documents shall be true and correct in all material respects (except to the extent any such representations and warranties are limited by materiality, in which case, they shall be true and correct in all respects) on and as of the First Amendment Effective Date, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, on and as of the First Amendment Effective Date, such representations and warranties shall continue to be true and correct in all material respects (except to the extent any such representations and warranties are limited by materiality, in which case, they shall be true and correct in all respects) as of such specified earlier date.

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3.4 Acquisition. The Acquisition shall have been consummated or will be consummated substantially concurrently with the effectiveness of this First Amendment in accordance with the Acquisition Agreement. The Administrative Agent shall have received an executed copy of the Acquisition Agreement certified as being true and complete by a Responsible Officer of the Borrower.

3.5 Bridge Term Loan Agreement. All of the conditions precedent to the effectiveness of the Bridge Term Loan Agreement shall have been satisfied or will be satisfied substantially concurrently with the effectiveness of this First Amendment in accordance with the Bridge Term Loan Agreement. The Administrative Agent shall have received executed copies of the Bridge Loan Documents certified as being true and complete by a Responsible Officer of the Borrower.

3.6 Release of Liens. The Administrative Agent shall have received appropriate UCC search certificates reflecting no prior Liens encumbering the Acquisition Properties (other than those being released on or prior to the First Amendment Effective Date or Liens permitted by Section 9.03 of the Credit Agreement) for Delaware and any other jurisdiction reasonably requested by the Administrative Agent.

3.7 Other Documents. The Administrative Agent shall have received such other documents as the Administrative Agent or counsel to the Administrative Agent may reasonably request.

Notwithstanding anything to the contrary set forth in Section 12.02 of the Credit Agreement or otherwise, the Administrative Agent is hereby authorized and directed to declare this First Amendment to be effective on the date that it receives the foregoing, to the reasonable satisfaction of the Administrative Agent, or the waiver of such conditions as permitted hereby. Such declaration shall be final, conclusive and binding upon the Lenders and all other parties to the Credit Agreement, as amended hereby, for all purposes.

Section 4. Post-Closing Covenant. Not later than thirty (30) days after the First Amendment Effective Date (or such later date as may be agreed to by the Administrative Agent in its sole discretion), the Administrative Agent shall have received (a) duly executed mortgages from the applicable Loan Parties mortgaging the Acquisition Properties and (b) opinions of counsel in form and substance reasonably satisfactory to the Administrative Agent with respect to such mortgages and such other matters as the Administrative Agent may reasonably request. The Borrower’s failure to comply with the requirements of this Section 4 shall constitute an immediate Event of Default as if set forth in Section 10.01(d) of the Credit Agreement.

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Section 5. Miscellaneous.

5.1 Counterparts. This First Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract, and all parties need not execute the same counterpart. Delivery of an executed counterpart of a signature page of this First Amendment by telecopy, emailed .pdf, .tif or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this First Amendment. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this First Amendment and the transactions contemplated hereby shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

5.2 Severability. Any provision of this First Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof or thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

5.3 Confirmation and Effect. The provisions of the Credit Agreement (as amended by this First Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this First Amendment, and this First Amendment shall not constitute a waiver of any provision of the Credit Agreement or any other Loan Document. Each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

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5.4 Ratification and Affirmation of Loan Parties. Each of the Loan Parties hereby expressly (a) acknowledges the terms of this First Amendment, (b) ratifies and affirms its obligations under the Credit Agreement and the other Loan Documents to which it is a party, (c) acknowledges and renews its continued liability under the Credit Agreement and the other Loan Documents to which it is a party, (d) represents and warrants to the Lenders and the Administrative Agent that each representation and warranty of such Loan Party contained in the Credit Agreement and the other Loan Documents to which it is a party is true and correct in all material respects as of the date hereof and immediately after giving effect to this First Amendment, except (i) to the extent any such representations and warranties are expressly limited to an earlier date, in which case, on and as of the date hereof, such representations and warranties shall continue to be true and correct in all material respects as of such specified earlier date, and (ii) to the extent that any such representation and warranty is expressly qualified by materiality or by reference to Material Adverse Effect, such representation and warranty (as so qualified) shall continue to be true and correct in all respects, (e) represents and warrants to the Lenders and the Administrative Agent that the execution, delivery and performance by such Credit Party of this First Amendment are within such Loan Party’s corporate, limited partnership or limited liability company powers (as applicable), have been duly authorized by all necessary action and that this First Amendment constitutes the valid and binding obligation of such Credit Party enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (f) represents and warrants to the Lenders and the Administrative Agent that, immediately after giving effect to this First Amendment, no Event of Default exists.

5.5 Governing Law. This First Amendment shall be governed by, and construed in accordance with, the laws of the State of New York, and shall be subject to the provisions of Section 12.09(b) through (d) of the Credit Agreement, and such provisions shall apply to this First Amendment mutatis mutandis.

5.6 ENTIRE AGREEMENT. THIS FIRST AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

5.7 Successors and Assigns. The provisions of this First Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted by the Credit Agreement.

[Remainder of this page intentionally left blank. Signature pages follow.]

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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed by their respective officers or other authorized signatory thereunto duly authorized, as of the date first written above.

BORROWER:	SITIO ROYALTIES OPERATING PARTNERSHIP, LP
By: Sitio Royalties GP, LLC, its general partner

	By:	/s/ Carrie Osicka
Name: Carrie Osicka
Title: Chief Financial Officer

GUARANTORS:	KMF LAND, LLC
DPM HOLDCO LLC
NOBLE EF GP LLC
NOBLE MARCELLUS GP, LLC
NOBLE EF DLG GP LLC

	By:	/s/ Carrie Osicka
Name: Carrie Osicka
Title: Chief Financial Officer

DGK ORRI COMPANY, L.P.
By: Sitio Royalties GP, LLC, its general partner

	By:	/s/ Carrie Osicka
Name: Carrie Osicka
Title: Chief Financial Officer

NOBLE EF DLG LP
By: Noble EF DLG GP LLC, its general partner

	By:	/s/ Carrie Osicka
Name: Carrie Osicka
Title: Chief Financial Officer

NOBLE EF LP
By: Noble EF GP LLC, its general partner

	By:	/s/ Carrie Osicka
Name: Carrie Osicka
Title: Chief Financial Officer

SIGNATURE PAGE TO FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT – SITIO ROYALTIES OPERATING PARTNERSHIP, LP

NOBLE MARCELLUS LP
By: Noble Marcellus GP, LLC, its general partner

By:	/s/ Carrie Osicka
Name: Carrie Osicka
Title: Chief Financial Officer

VICKICRISTINA, L.P.
By: Sitio Royalties GP, LLC, its general partner

By:	/s/ Carrie Osicka
Name: Carrie Osicka
Title: Chief Financial Officer

FALCON EAGLE FORD, LP
By: Sitio Royalties GP, LLC, its general partner

By:	/s/ Carrie Osicka
Name: Carrie Osicka
Title: Chief Financial Officer

SIGNATURE PAGE TO FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT – SITIO ROYALTIES OPERATING PARTNERSHIP, LP

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A.,
as Administrative Agent, Issuing Bank and Lender

	By	/s/ Kimberly Miller
Name: Kimberly Miller
Title: Director

SIGNATURE PAGE TO FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT – SITIO ROYALTIES OPERATING PARTNERSHIP, LP

BARCLAYS BANK PLC,
as a Lender

By:	/s/ Craig Malloy
Name: Craig Malloy
Title: Director

SIGNATURE PAGE TO FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT – SITIO ROYALTIES OPERATING PARTNERSHIP, LP

CAPITAL ONE, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ David Lee Garza
Name: David Lee Garza
Title: Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT – SITIO ROYALTIES OPERATING PARTNERSHIP, LP

FIFTH THIRD BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Jonathan H Lee
Name: Jonathan H Lee
Title: Managing Director

SIGNATURE PAGE TO FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT – SITIO ROYALTIES OPERATING PARTNERSHIP, LP

KEYBANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Eric Appel
Name: Eric Appel
Title: SVP

SIGNATURE PAGE TO FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT – SITIO ROYALTIES OPERATING PARTNERSHIP, LP

CITIBANK, N.A.,
as a Lender

By:	/s/ Cliff Vaz
Name: Cliff Vaz
Title: Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT – SITIO ROYALTIES OPERATING PARTNERSHIP, LP

ROYAL BANK OF CANADA,
as a Lender

By:	/s/ Kristan Spivey
Name: Kristan Spivey
Title: Authorized Signatory

SIGNATURE PAGE TO FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT – SITIO ROYALTIES OPERATING PARTNERSHIP, LP

CREDIT SUISSE AG, New York Branch,
as a Lender

By:	/s/ Mikhail Faybusovich
Name: Mikhail Faybusovich
Title:	Authorized Signatory

By:	/s/ Michael Dieffenbacher
Name: Michael Dieffenbacher
Title:	Authorized Signatory

SIGNATURE PAGE TO FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT – SITIO ROYALTIES OPERATING PARTNERSHIP, LP

COMERICA BANK,
as a Lender

By:	/s/ William Goodrich
Name: William Goodrich
Title: Assistant Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT – SITIO ROYALTIES OPERATING PARTNERSHIP, LP